UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Zalatoris II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-40686	N/A
(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, 11th Floor

New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 646-450-2536

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	ZLSWU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	ZLS	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZLSWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 13, 2024, Zalatoris II Acquisition Corp, a Nasdaq-listed exempted company formed in the Cayman Islands (the “Company”) received a letter (the “Hearing Decision”) from The Nasdaq Stock Market LLC (“Nasdaq”) regarding the hearing before the Nasdaq Hearings Panel (the “Panel”) held on May 28, 2024 (the “Hearing”), stating that, based on the information presented at the Hearing, the Panel granted the Company’s request for a limited extension until June 30, 2024 to demonstrate that the Company has regained compliance with the following continued listing standards of the Nasdaq Capital Market: (a) the requirement to have at least 300 Public Holders set forth in Nasdaq Listing Rule 5550(a)(3) (the “Public Holder Requirement”), and (b) the requirement to timely file certain financial information set forth in Nasdaq Listing Rule 5250(c)(1) (the “Periodic Filing Requirement”) with the Securities and Exchange Commission (the “SEC”).

Also as disclosed, on June 26, 2024, the Company submitted a response (the “First Response”) to the Hearing Decision requesting that for the Periodic Filing Requirement, Nasdaq grant the Company (a) an extension of 45 calendar days to (i) complete the financial statements for the fourth quarter and fiscal year ended December 31, 2023 (the “2023 Financial Statements”) and allow the Company’s independent registered public accounting firm to review and audit the 2023 Financial Statements, and (ii) file with the SEC its Annual Report on Form 10-K for the fourth quarter and fiscal year ended December 31, 2023 (the “2023 Form 10-K”) to regain compliance with Nasdaq Listing Rule 5250 for continued listing on Nasdaq; and (b) an extension of 75 calendar days to (i) complete the financial statements for the first quarter ending March 31, 2024 (the “Q1 2024 Financial Statements” and together with the 2023 Financial Statements, collectively, the “Financial Statements”), and allow the Company’s independent registered public accounting firm to review and audit the Q1 2024 Financial Statements, and (ii) file with the SEC its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024 (the “Q1 2024 Form 10-Q” and together with the 2023 Form 10-K, collectively, the “Filings”) to regain compliance with Nasdaq Listing Rule 5250 for continued listing on Nasdaq (collectively, the “Extension Request”).

On June 28, 2024, the Company submitted a supplemental response (the “Second Response”) to the Hearing Decision, providing the list of the public holders and anticipating to regain compliance with the Public Holder Requirement.

On July 2, 2024, the Company received a letter (the “Letter”) from Nasdaq stating that the Panel granted the Company’s request for continued listing on The Nasdaq Capital Market until July 31, 2024, subject to satisfaction of the following condition: on or before July 31, 2024, the Company will have filed the 2023 Form 10-K and the Q1 2024 Form 10-Q to demonstrate compliance with Listing Rule 5250(c)(1) and all applicable standards for continued listing on the Nasdaq Capital Market.

The Letter has no immediate effect on the listing or trading of the Company’s ordinary shares on Nasdaq. The Company fully intends to regain compliance with the Periodic Filing Requirement by July 31, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Filing”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Company’s initial business combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will the Company or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Company or its initial business combination. Readers of this Filing should each make their own evaluation of the Company, its initial business combination, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s continued listing on Nasdaq, and the Company’s expectations, plans or forecasts of future events and views as of the date of this Filing. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of the Company). The foregoing must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company anticipates that subsequent events and developments may cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. The Company gives no assurance that the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has caused this report to be signed on its behalf by the undersigned duly authorized officer.

ZALATORIS II ACQUISITION CORP

Date: July 5, 2024	By:	/s/ Spyridon Bonatsos
Spyridon Bonatsos
Chief Executive Officer

3